SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):
November 4, 2003 (November 4, 2003)

PEROT SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22495 (Commission File Number)	75-2230700 (IRS Employer Identification No.)

2300 West Plano Parkway
Plano, Texas 75075

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:
(972) 577-0000

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
SIGNATURES
EX-99.1 Press Release

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibit

     99.1 Press Release dated November 4, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On November 4, 2003, Perot Systems Corporation, a Delaware corporation, issued a press release announcing its third quarter fiscal 2003 results. A copy of the press release is provided as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2003	PEROT SYSTEMS CORPORATION

	By:	/s/ Rex C. Mills Rex C. Mills Assistant Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release dated November 4, 2003.